UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2005

Fidelity Southern Corporation

(Exact name of registrant as specified in its charter)

Georgia	000-22374	58-1416811
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

3490 Piedmont Road, Suite 1550
Atlanta, Georgia 30305
(Address of principal executive offices) (Zip Code)

(404) 639-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibits
EX-10.1 EMPLOYMENT AGREEMENT - JAMES B. MILLER, JR.
EX-10.2 EMPLOYMENT AGREEMENT - H. PALMER PROCTOR, JR.
EX-10.3 EXECUTIVE CONTINUITY AGREEMENT - JAMES B. MILLER, JR.
EX-10.4 EXECUTIVE CONTINUITY AGREEMENT - H. PALMER PROCTOR, JR.
EX-10.5 EXECUTIVE CONTINUITY AGREEMENT - DAVID BUCHANAN
EX-10.6 EXECUTIVE CONTINUITY AGREEMENT - M. HOWARD GRIFFITH, JR.

Item 1.01 Entry into a Material Definitive Agreement

Employment Agreements

     On March 17, 2005, Fidelity Southern Corporation (“FSC”) and Fidelity Bank, a wholly owned subsidiary of FSC (the “Bank” and together with FSC, “Fidelity”), entered into an employment agreement with James B. Miller, Jr. as President and Chief Executive Officer of FSC and Chief Executive Officer of the Bank for a three-year period commencing January 1, 2005. The employment agreement provides for an annual base salary of $500,000 per year and incentive compensation not to exceed $100,000 based upon Fidelity achieving targeted income levels established by the Compensation Committee. Under the agreement, if Mr. Miller’s employment is terminated by Fidelity for any reason (other than for cause, death, or total disability), Mr. Miller will, upon execution of a release, receive an amount equal to three times his base salary less any amount paid in connection with his non-compete agreement (as described below in this paragraph), paid over a thirty-six (36) month period, and will be eligible to continue participation in the employee benefit programs of Fidelity for eighteen (18) months after the date of termination on the same basis as other executives. Additionally, Mr. Miller agrees upon termination of employment that for a period of eighteen (18) months (the “Non-Compete Period”) he will not engage in a competitive business within a fifty (50) mile radius of Fidelity’s headquarters, will not solicit customers or employees of Fidelity and will not disclose any confidential information of Fidelity (the “Non-Compete Agreement”) and in consideration of such Non-Compete Agreement, will receive an amount equal to sixty percent (60%) of his base salary for each year or portion thereof during the Non-Compete Period. In addition, Fidelity will maintain during Mr. Miller’s lifetime, regardless of the termination of his employment or employment agreement for any reason, a split dollar insurance policy in the face amount of $400,000 and universal life insurance policies in the aggregate face amount of $7.6 million payable to his designated beneficiary or his estate.

     Also on March 17, 2005, Fidelity entered into an employment agreement with H. Palmer Proctor, Jr. as Vice President of FSC and President of the Bank for a three-year period commencing January 1, 2005. The employment agreement provides for an annual base salary of $250,000 per year and incentive compensation not to exceed $100,000 based upon Fidelity achieving targeted income levels established by the Compensation Committee. Under the agreement, if Mr. Proctor’s employment is terminated by Fidelity for any reason (other than for cause, death, or total disability), Mr. Proctor will, upon execution of a release, receive an amount equal to three times his base salary less any amount paid in connection with his non-compete agreement (as described below in this paragraph), paid over a thirty-six (36) month period, and will be eligible to continue participation in the employee benefit programs of Fidelity for eighteen (18) months after the date of termination on the same basis as other executives. Additionally, Mr. Proctor agrees upon termination of employment that for a period of eighteen (18) months (the “Non-Compete Period”) he will not engage in a competitive business within a fifty (50) mile radius of Fidelity’s headquarters, will not solicit customers or employees of Fidelity, and will not disclose any confidential information of Fidelity (the “Non-Compete Agreement”) and in consideration of such Non-Compete Agreement, will receive an amount equal to forty percent (40%) of his base salary for each year or portion thereof during the Non-Compete Period. In addition, Fidelity will maintain during Mr. Proctor’s employment and after termination of his employment due to retirement (as such term is determined by the Board) a universal life insurance policy in the face amount of $500,000 payable to his designated beneficiary or his estate.

Executive Continuity Agreements

     On March 17, 2005, Fidelity entered into Executive Continuity Agreements with James B. Miller, H. Palmer Proctor, Jr., David Buchanan, and M. Howard Griffith, Jr. to encourage such executive officers to continue their employment with Fidelity following a change of control. The agreement ensures that each executive will maintain his salary following a change of control for a period of time (up to one (1) year with respect to Messrs. Buchanan and Griffith and for up to three (3) years for Messrs. Miller and Proctor) and will continue to have the benefit of incentive or other programs generally available to executive officers. If any executive is terminated other than for cause, disability or death during the applicable change of control period (as defined) or the executive terminates his employment for good reason, the executive will receive, for a period of one (1) year, with respect to Messrs. Griffith and Buchanan, or a period of three (3) years, with respect to Messrs. Miller and Proctor, his final compensation (as defined) less the aggregate amount to be paid in connection with the executive’s agreement not to compete with Fidelity, not to solicit its customers or employees and to maintain the confidentiality of its confidential information. Additionally, each executive agrees that for a period of time (twelve (12) months for Messrs. Buchanan and Griffith and eighteen (18) months for Messrs. Miller and Proctor (the “Non-Compete Period”)) he will not engage in a competitive business within a fifty (50) mile radius of Fidelity’s headquarters, will not solicit customers or employees of Fidelity, and will not disclose any confidential information of Fidelity. In consideration of such agreement, each executive will receive a payment equal to forty percent (40%) of base salary for each year or portion thereof during the Non-Compete Period with respect to Messrs. Proctor, Buchanan and Griffith and equal to sixty percent (60%) of base salary for each year or portion thereof during the Non-Compete Period with respect to Mr. Miller. The executives will also continue to be eligible to participate in Fidelity’s benefit plans for twelve (12) months, with respect to Messrs. Griffith and Buchanan, or eighteen (18) months, with respect to Messrs. Miller and Proctor and will be entitled to outplacement services for a period up to two (2) years that will be paid by Fidelity (with a maximum cost of $20,000). The executives will not receive a duplication of benefits under the Executive Continuity Agreements and any Employment Agreement or other agreement, program or arrangement.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit 10.1	Employment Agreement by and between Fidelity Southern Corporation, Fidelity Bank and James B. Miller, Jr.

Exhibit 10.2	Employment Agreement by and between Fidelity Southern Corporation, Fidelity Bank and H. Palmer Proctor, Jr.

Exhibit 10.3	Executive Continuity Agreement by and between Fidelity Southern Corporation, Fidelity Bank and James B. Miller, Jr.

Exhibit 10.4	Executive Continuity Agreement by and between Fidelity Southern Corporation, Fidelity Bank and H. Palmer Proctor, Jr.

Exhibit 10.5	Executive Continuity Agreement by and between Fidelity Southern Corporation, Fidelity Bank and David Buchanan

Exhibit 10.6	Executive Continuity Agreement by and between Fidelity Southern Corporation, Fidelity Bank and M. Howard Griffith, Jr.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity Southern Corporation (Registrant)
By:	/s/ M. Howard Griffith, Jr.
M. Howard Griffith, Jr.
Chief Financial Officer

Date: March 23, 2005

Exhibits

Exhibit No.	Description
Exhibit 10.1	Employment Agreement by and between Fidelity Southern Corporation, Fidelity Bank and James B. Miller, Jr.

Exhibit 10.2	Employment Agreement by and between Fidelity Southern Corporation, Fidelity Bank and H. Palmer Proctor, Jr.

Exhibit 10.3	Executive Continuity Agreement by and between Fidelity Southern Corporation, Fidelity Bank and James B. Miller, Jr.

Exhibit 10.4	Executive Continuity Agreement by and between Fidelity Southern Corporation, Fidelity Bank and H. Palmer Proctor, Jr.

Exhibit 10.5	Executive Continuity Agreement by and between Fidelity Southern Corporation, Fidelity Bank and David Buchanan

Exhibit 10.6	Executive Continuity Agreement by and between Fidelity Southern Corporation, Fidelity Bank and M. Howard Griffith, Jr.